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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                   May 3, 2000


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


              Louisiana                         0-22992                        72-1106167

    (State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
            incorporation)

            8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Form 8-K that are not historical facts (including without limitation statements to the effect that The Shaw Group Inc. (the "Company" or "Shaw") or its management "believes," "expects," "anticipates," "plans," or other similar expressions) are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and assumptions and are subject to change based upon various factors. Should one or more of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A description of some of the risks and uncertainties that could cause actual results to differ materially from such forward-looking statements can be found in the Company's reports and registration statements filed with the Securities and Exchange Commission, including its Form 10-K and Form 10-Q reports and on the Company's web-site under the heading "Forward Looking Statement." These documents are also available from the Securities and Exchange Commission or from the Investor Relations department of Shaw. For more information on the Company and announcements it makes from time to time on a regional basis visit our web site at www.shawgrp.com.

Item 2. Acquisition of Disposition of Assets.

         Effective as of May 3, 2002, The Shaw Group Inc. ("Shaw") through direct and indirect wholly-owned subsidiaries, purchased substantially all of the assets of The IT Group, Inc. ("IT Group") and its subsidiaries, other than Beneco Enterprises, Inc., which is the subject of a separate bankruptcy case, and which was not part of this transaction. The purchase price for the acquisition was approximately $52.5 million in cash and approximately 1.67 million shares of Shaw's common stock, no par value per share (the "Common Stock"). Shaw had previously provided IT Group with debtor-in-possession financing in connection with IT Group's Chapter 11 bankruptcy reorganization proceedings. As part of the closing, Shaw assumed the outstanding balance of the debtor-in-possession financing, which, at the closing, was approximately $50 million. The assets acquired include, among other things, certain contracts in progress, accounts receivable, equipment and certain real property. In connection with the acquisition of such assets, Shaw assumed certain liabilities of IT Group, including (i) obligations of IT Group arising out of performance of contracts assumed by Shaw on and after the closing; (ii) certain unpaid accounts payable; and (iii) the other liabilities specifically described in the Purchase Agreement (as defined below).

         The sale of the assets of IT Group and its subsidiaries (other than Beneco Enterprises) to Shaw was approved by the United States Bankruptcy Court for the District of Delaware in IT Group's Chapter 11 bankruptcy reorganization proceedings and the Bankruptcy Court approved the sale on April 25, 2002. The acquisition by Shaw of the assets of IT Group was made pursuant to an Asset Purchase Agreement dated as of January 23, 2002 (as amended) (the "Purchase Agreement"), a copy of which is attached to this Form 8-K as an Exhibit and which is incorporated herein by reference.

         Shaw has entered into a Registration Rights Agreement with IT Group providing for certain registration and other obligations on the part of Shaw with respect to the Shaw Common Stock issued to IT Group as part of the purchase price.


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         The consideration paid by Shaw for the assets of IT Group was determined by negotiations between Shaw and IT Group and pursuant to an auction and court approval process conducted in IT's Chapter 11 bankruptcy reorganization proceedings. Although certain other persons made bids for discrete assets of IT Group, Shaw was the only bidder for the IT Group assets as a whole.

         Shaw utilized its cash on hand to fund the acquisition.

         For the past 76 years, IT Group addressed the infrastructure and environmental needs of both private and public sector clients as a leading provider of diversified services, including environmental, engineering, facilities management, construction, emergency response, remediation and information management. Prior to closing, IT Group had more than 5,000 employees worldwide. Shaw currently plans to continue to use the assets acquired from IT Group in substantially the same businesses in which they were used prior to the acquisition.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Businesses Acquired

         It is impractical to provide the financial statements required under
Item 7 of Form 8-K at the time of the filing of this report. Such financial statements will be filed within 60 days of the date this Current Report on Form 8-K was required to be filed.

         (b) Pro Forma Financial Information

         It is impractical to provide the pro forma financial information required under Item 7 of Form 8-K at the time of the filing of this report. Such pro forma financial information will be filed within 60 days of the date this Current Report on Form 8-K was required to be filed.

         (c) Exhibits

         2.1 Composite Asset Purchase Agreement, dated as of January 23, 2002, by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc., including the following amendments: (i) Amendment No. 1, dated January 24, 2002, to Asset Purchase Agreement, (ii) Amendment No. 2, dated January 29, 2002, to Asset Purchase Agreement, and (iii) a letter agreement amending Section 8.04(a)(ii) of the Asset Purchase Agreement, dated as of April 30, 2002, between The IT Group, Inc. and The Shaw Group Inc. Filed herewith. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

         2.2 Amendment No. 3, dated May 2, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc. Filed herewith. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in the Amendment No. 3 are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

         2.3 Amendment No. 4, dated May 3, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc. Filed herewith.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE SHAW GROUP INC.
                                   (Registrant)

Date:  May 15, 2002            By: /s/ ROBERT L. BELK
                                  ----------------------------------------------
                                  Robert L. Belk, Executive Vice President
                                       and Chief Financial Officer



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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------

  2.1             Composite Asset Purchase Agreement, dated as of January 23,
                  2002, by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc., including the following amendments: (i) Amendment No. 1, dated January 24,
                  2002, to Asset Purchase Agreement, (ii) Amendment No. 2, dated
                  January 29, 2002, to Asset Purchase Agreement, and (iii) a letter agreement amending Section 8.02(a)(ii) of the Asset
                  Purchase Agreement, dated as of April 30, 2002, between The IT
                  Group, Inc. and The Shaw Group Inc. Filed herewith. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

  2.2             Amendment Amendment No. 3, dated May 2, 2002, to Asset
                  Purchase Agreement by and among The Shaw Group Inc., The IT
                  Group, Inc. and certain subsidiaries of The IT Group, Inc.
                  Filed herewith. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in the Amendment No. 3 are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

  2.3             Amendment Amendment No. 4, dated May 3, 2002, to Asset
                  Purchase Agreement by and among The Shaw Group Inc., The IT
                  Group, Inc. and certain subsidiaries of The IT Group, Inc.
                  Filed herewith.
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